UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2003

ZAMBA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

41-1636021

(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

0-22718

(Commission File No.)

3033 Excelsior Blvd, Suite 200, Minneapolis, Minnesota 55416

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 832-9800

ITEM 5.  OTHER EVENTS.

On February 26, 2003, we issued a press release in conjunction with Entrx Corporation to announce that we had completed the financing arrangement that we had previously announced on November 5, 2002.  The press release is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (a) Financial Statements

                None.

(b) Pro forma Financial Statements

                None.

(c) Exhibits

Exhibit No.	Document
10.01	Press Release announcing Completion of Loan Agreement between Zamba Corporation and Entrx Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAMBA CORPORATION

By:	/s/ Ian L. Nemerov
Ian L. Nemerov
Secretary and General Counsel

Dated: February 26, 2003

EXHIBIT INDEX

Exhibit No.	Document
10.01	Press Release announcing Completion of Loan Agreement between Zamba Corporation and Entrx Corporation